Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      For American Leading Companies Trust:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.
      Cincinnati, OH

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Corporation
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                    ---------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
11/97


                               Semi-Annual Report
                               September 30, 1997

                                   Legg Mason
                                   Investors
                                  Trust, Inc.

                                American Leading
                                Companies Trust

                                 Balanced Trust

                              The Art of Investing

                               [Legg Mason Logo]
                                     FUNDS

To Our Shareholders,


   We are pleased to provide you with Legg Mason Investors Trust's semi-annual report for the Legg Mason American Leading Companies Trust and Balanced Trust.

   During the quarter ended September 30, 1997 American Leading Companies Trust's Primary Class net asset value increased from $16.34 to $17.10 per share and Balanced Trust's net asset value increased from $11.00 to $11.83 per share.

   American Leading Companies Trust seeks to invest at least three-quarters of its assets in the common stock of large capitalization companies that are leaders in their industries. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities. The Balanced Trust seeks to invest at least 25% of its portfolio in fixed income securities and no more than 75% of its assets in equity securities. Balanced Trust will emphasize investments in dividend paying equity securities.

   Effective September 8, 1997, a portfolio management team headed by Bill Miller, the portfolio manager for Legg Mason Value Trust and Legg Mason Special Investment Trust, assumed responsibility for the day-to-day management of American Leading Companies. A member of the portfolio management team is Jay Leopold who has been American Leading Companies principal research analyst since January 1995 and continues to provide assistance in that capacity.

   Comments on the investment outlook, portfolio structure and performance of each Fund follows this letter.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

   The Board of Directors has approved an ordinary income dividend of $.03 per share to Primary Class shareholders of Balanced Trust, payable on November 20, 1997 to shareholders of record on November 19, 1997.

                                                        Sincerely,

                                                        /s/ Edward A. Taber, III
                                                        ------------------------
                                                        Edward A. Taber, III
                                                        President

November 14, 1997

Portfolio Managers' Comments
American Leading Companies Trust

Third Quarter 1997

   Despite the turbulence of late October, investors in the stock market have continued to earn solid returns. Even after this pullback, the S&P 500 is up over 20% for the year, about double its long term average. We believe that the most likely course for the market in the next several years is what we've called a return to normalcy, where returns have two features that have been absent from the recent annual stock market data: a central tendency in the high single, or low double digit area, and a greater propensity for returns that may lag bonds or even cash from time to time.

   We are suspicious of most measures of central tendency in time series data, and believe that betting on regression from the mean is at least as profitable a strategy as counting on regression to the mean. Robust or predictable regularities in markets are usually short lived and not scalable; about the time you think you've found a profitable pattern it ceases to work. Markets are far too complex and adaptive to be amenable to analysis by simple formulas such as average price/earnings ratios, dividend yields, or counting the time since the last recession or the last 10% correction. This has not discouraged the press or commentators from using such formulas to generate wrong predictions. Markets are context dependent, their behavior is a function of the particular circumstances that obtain and how those circumstances are expected to or do change. The trick is not to predict an unknowable future, but to try to understand the present, and the probabilities of the various paths that may evolve from it.

   The present economic circumstances in the US are about as good as it gets: high growth, low inflation, low unemployment, record profit margins and profits, high returns on capital, and a world generally at peace. Biologists often use the notion of a fitness landscape, first devised by Sewell Wright in the 1930s, to characterize the situation in which a species (say) might find itself. The objective is to reach local or, better yet, global peaks on the landscape. If you're on a peak, things are great, but they don't get better. If you're in a valley, things are bad, but since any direction will take you up, they are likely to improve almost no matter what you do.

   The US economy appears to be at a peak on its fitness landscape, or maybe a plateau. The nervousness of the markets is due to investors being worried that any change from here is likely to be for the worse. After years of terrific returns, valuations in the market generally reflect the strength and health of corporate America. If the Asian currency devaluations had not spooked the equity market, something else would have; we agree with Alan Greenspan's testimony on that point. The recent declines have taken a lot of froth off the market and we think it unlikely that the exuberance of the late summer will return soon.

   The market is just "p" and "e": price times earnings. If earnings are moving forward, if inflation is not rising, if interest rates are stable, and if stocks are not too overpriced, the path of least resistance for the market is higher. We think earnings are going to be up 5% to 8% next year, that the Asian flu will slow the US down a bit, that the Fed is unlikely to tighten amidst this kind of market instability, and that stocks are priced about where they should be. If prices were to fall sharply from here, we think it would represent an excellent buying opportunity.

American Leading Companies

   Your fund continues to generate solid returns, rising 23.47% for the nine months ending September 30, and 38.87% for the past twelve months. Our returns trailed the S&P 500 for the third quarter, and those of the average equity fund, as the market shifted from its preference for the large, well-known companies that constitute the bulk of our portfolio, to smaller and mid-sized companies. For the past twelve months our results are right in line with the Dow Jones Industrial average, whose component companies make up a cross section of the best known names in corporate America.

   The fund has recently come under new management. Bob Quasman, who previously managed the portfolio, has left the company, and I have assumed his responsibilities while a permanent replacement is being sought. Jay Leopold, who has been the principal analyst for the fund, is also assisting in the interim. We hope to have a new manager shortly.

   We think the fund's portfolio is generally in good shape, although we have made some changes in the past few months. The overall thrust of the changes was to add some companies who are clearly leaders but which have been absent from the fund, most notably General Electric, the largest component of the S&P 500, and to eliminate those whose valuations we thought excessive, such as Microsoft, or which were experiencing operational difficulties, such as Eastman Kodak. A more complete list of the total portfolio changes, some made by the previous manager and some more recent, are included elsewhere in this report.

   We believe that the best opportunities for long-term growth with leading companies are in financial services and technology. Our weightings there are likely to increase gradually as opportunities present themselves. Recent additions to your holdings include Citicorp, the world's leading consumer bank, Fannie Mae, the dominant force in home lending, Cisco, the leading company in networking technology, and America Online, which is #1 in online services.

   Healthcare is another promising area and we added Merck, the leading pharmaceutical company, to the portfolio. Merck currently trades at a discount to companies such as Pfizer and Schering-Plough, as investors are concerned about rising competitive pressures. Merck has been actively repurchasing its shares and we are hopeful that it will perform well over the next few years.

   The turmoil in Asia may pressure major global companies more than smaller, mostly domestic US oriented companies. Exports to that region are likely to slow, and earnings will be hit not only by slowing growth overseas but by unfavorable foreign currency comparisons. Some impact, at least psychologically, may be felt by some of our portfolio holdings. Leading American companies are also usually leading global companies, and they are not immune to problems whose origin or effects are far from our shores. These companies, though, have proven their ability to adapt and prosper in widely varying circumstances and we are confident they will continue to be rewarding long-term investments.


                                                                Bill Miller, CFA

November 13, 1997
DJIA 7487.76

Portfolio Managers' Comments
Balanced Trust

   This report marks the conclusion of the Legg Mason Balanced Trust's first year of operations. We are pleased with the results in that we have generated good returns without undue risk. During the first two quarters the portfolio was in a construction phase as equity exposure was being built up in a methodical and opportunistic way to avoid any unpleasant surprises early in your experience as a shareholder.

Common Stocks

   The equity portion of the portfolio had a great quarter, beating the S&P 500 Index by over five percentage points. This allowed the portfolio's stocks to just about pull even with the S&P 500 Index for the calendar year to date and to pull slightly ahead of the Dow Jones Industrial average. Far be it from us to think it's time to take a bow, since the last quarter allowed us to essentially recapture the shortfall in performance that occurred in January when the S&P 500's largest companies were propelling the market averages higher.

   During the first six months of the year, the Russell 2000 Index of small company stocks produced an 8.1% return, compared to a return of 20.6% that was produced by the S&P 500 Index which is dominated by large company stocks. For the trailing nine month period ending September 30, 1997, the S&P 500 produced a 29.6% return, while the Russell 2000 generated a 26.6% return. It was not until mid-April that investors became interested in including smaller issues among their common stock holdings. This trend was key to our having an outstanding quarter.

   This is not to say that the large capitalization issues in the portfolio have not contributed to the gains. Companies such as Time Warner, Ford, AMR, Federated Department Stores, and AT&T have been additive to the results. Furthermore, these contributions have been made to the portfolio from a diverse set of industrial sectors, thereby reducing the overall risk. It is one thing to buy good companies that are cheaply or reasonably priced. We, however, attempt to reduce investment risk further by making sure that we do not have an overconcentration in any one particular sector of the economy.

   The list regarding the smaller companies that have buoyed results is quite long. Of particular note, however, is Kansas City Southern Industries--a large position in the portfolio that became only larger as its stock nearly doubled in price since the end of May. Kansas City Southern, incidentally, was not a difficult company to analyze. The problem was that the company is followed almost exclusively by rail analysts, yet over seventy percent of its earnings are derived from its ownership of the Janus and Berger groups of funds and DST, Inc., a processor of mutual fund confirmations and statements. In addition, at quarter-end, another significant holding, Salomon Inc., announced that it would be acquired by Travelers. This represented a nice return to a level that approximated our target price. Situations such as Kansas City Southern and Salomon are not hard to find from time to time. However, it takes patience to continue to maintain positions in them when investors are literally throwing money at nothing but the most familiar household name companies.

    A couple of new companies were introduced to the portfolio during the quarter--H&R Block and United Asset Management. Several companies appreciated to our target price and were sold during the last three months--Raytheon, KU Energy and MBIA.

   Generally speaking, a value approach should not be able to capture all of the gains generated by a market as hot as this one has been, especially since this methodology has inherently less risk.

Fixed Income

   During the last three months, interest rates have continued to decline, as an increasing number of fixed income investors are becoming believers in the moderate growth/low inflation scenario. This positive economic environment, coupled with significant progress on the federal budget deficit, has solidly tipped the scales in favor of a bullish view for fixed income assets. While some of the progress on the budget front is a function of higher income tax receipts due to strong corporate and personal earnings, as well as a result of stock sales stemming from the recent favorable capital gains legislation, one can make a strong case that the improvement in the deficit is not a temporary phenomenon, but may be a secular shift towards smaller government. In addition, there are a number of other factors that have the potential to lead to sharply lower interest rates, including the strong fiscal condition of most local and state governments, the relatively high yields that exist in the US as compared to the yields of most other major industrialized countries, and, finally, the desire to hold dollar-denominated assets as a result of the financial problems in Southeast Asia. We wonder if Federal Reserve Chairman Alan Greenspan, is looking at the same economic and fiscal data that we are, since he continues to express concerns about the inflation bogeyman rising up from the grave. As we have stated in the past, our major concern should be the d-word (deflation) rather than the i-word (inflation).

   Value in bondland is becoming as scarce as bearish twenty-eight year old technology fund managers. (I actually haven't come across one yet). Sounding somewhat like a broken record, we still favor mortgage-backed securities, which continue to be the best performing fixed income asset class this year. We have continued migrating toward lower coupon pass-throughs to minimize prepayment risk. We have also stepped up our purchase of callable agency and corporate bonds with two-year calls due to the relatively attractive yield spreads that these securities offer. We continue to add to our position in 7-year treasury STRIPS which still offer compelling value. Our exposure to corporate bonds is relatively low as we feel that the risk/reward ratio of these securities is quite unattractive, particularly when compared to the yields available on mortgage-backed securities. With the recent stock market sell-off, spreads on corporate bonds have begun to widen and we shall look for opportunities if spreads continue to widen further as we expect. As anecdotal evidence of the relatively tight yields on corporate bonds, consider that Safra Republic Bank, which is a medium sized A-rated financial holding company, recently issued 1000-year bonds at a spread of under 100 basis points to 30-year treasuries (100 basis points = 1%). We have no idea who bought these bonds and under what rationale they were viewed as an attractive investment.

   With volatility in the capital markets on the increase, we shall continue to pursue an opportunistic approach since it is in this type of market environment that attractive opportunities present themselves.

   We are pleased with the progress that your investments have made and are happy to report it to you. Perhaps more important, we want to thank you for your commitment to Bartlett & Co.'s value approach. We shall do everything to continue to make your commitment to our value methodology a rewarding one. As always, we thank you for your continued support.


Woodrow H. Uible, CFA                             Dale H. Rabiner, CFA
Equity Portfolio Manager                          Fixed Income Portfolio Manager

November 13, 1997
DJIA 7487.76

     Performance Information
     Legg Mason Investors Trust, Inc.

Total Return for One Year and Life of Funds as of September 30, 1997

        The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share plus dividends and any capital gain distributions. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

        The American Leading Companies Trust has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

        The Funds' total returns as of September 30, 1997 were as follows:

                                               American Leading        Balanced
                                                Companies Trust          Trust
--------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                  +38.87%             +20.26%
          Life of Class(dagger)                     +16.75%             +20.26%

        Cumulative Total Return
        Primary Class:
          One Year                                  +38.87%             +20.26%
          Life of Class(dagger)                     +88.27%             +20.26%

        Navigator Class:
          One Year                                    N/A                 N/A
          Life of Class(dagger,dagger)              +39.82%               N/A
--------------------------------------------------------------------------------
       (dagger) Primary Class inception dates are:
                American Leading Companies Trust -- September 1, 1993
                Balanced Trust -- October 1, 1996
(dagger,dagger) Navigator Class inception dates are:
                American Leading Companies Trust -- October 4, 1996

American Leading Companies Trust

Selected Portfolio Performance*

      Strong Performers for the 3rd quarter 1997
      ------------------------------------------------
      1. KLA-Tencor Corporation                 +38.6%
      2. Conseco Inc.                           +31.9%
      3. Intel Corporation                      +30.2%
      4. Chase Manhattan Corporation            +21.6%
      5. Mellon Bank Corporation                +21.3%
      * Securities held for the entire quarter.


      Weak Performers for the 3rd quarter 1997
      ------------------------------------------------
      1. MCI Communications Corporation         -23.3%
      2. Aetna, Inc.                            -20.5%
      3. Avon Products Inc.                     -12.1%
      4. Fortune Brands, Inc.                    -9.7%
      5. The PMI Group, Inc.                     -8.1%


Portfolio Changes

      Securities Added during the 3rd quarter 1997
      ------------------------------------------------
      America Online, Inc.
      Circus Circus Enterprises, Inc.
      Cisco Systems, Inc.
      Citicorp
      Compaq Computer Corporation
      Fannie Mae
      Ford Motor Company
      General Electric Company
      General Motors Corporation
      HealthCare COMPARE Corporation
      Merck & Co., Inc.
      Ryder System, Inc.
      Western Digital Corporation


      Securities Sold during the 3rd quarter 1997
      ------------------------------------------------
      CPC International, Inc.
      Colgate-Palmolive Company
      Corning Incorporated
      Eastman Kodak Company
      Electronic Data Systems Corporation
      Eli Lilly and Company
      Gallaher Group PLC ADR
      J.P. Morgan & Co., Incorporated
      Lucent Technologies, Incorporated
      Microsoft Corporation
      Procter & Gamble Company
      Union Pacific Resources Group, Inc.
      Unocal Corporation

      Balanced Trust

Selected Portfolio Performance*

      Strong Performers for the 3rd quarter 1997
      ---------------------------------------------------
      1. Kansas City Southern Industries, Inc.     +60.2%
      2. Salomon, Inc.                             +35.2%
      3. Century Telephone Enterprises, Inc.       +30.6%
      4. Pioneer-Standard Electronics, Inc.        +27.3%
      5. AT&T Corporation                          +26.4%
      * Securities held for the entire quarter.


      Weak Performers for the 3rd quarter 1997
      ---------------------------------------------------
      1. Korea Fund, Inc.                          -19.5%
      2. First Data Corporation                    -14.5%
      3. Cincinnati Bell, Inc.                      -9.7%
      4. Triton Energy Ltd.                         -9.6%
      5. York International Corporation             -0.3%


Portfolio Changes

      Securities Added during the 3rd quarter 1997
      ---------------------------------------------------
      Columbia/HCA HealthCare Corporation
      Toronoto-Dominion Bank
         7.875%, 8/15/04
      H&RBlock Inc.
      United Asset Management Corporation


      Securities Sold during the 3rd quarter 1997
      ---------------------------------------------------
      Ameritech Corporation
      Government National Mortgage Association
         7%, 3/15/26-4/15/26
      General Motors Acceptance Corporation
         5.977%, 1/29/99
      KUEnergy Corporation
      MBIA, Inc.
      National Presto Industries, Inc.
      Raytheon Company
      Stewart &Stevenson Services, Inc.
      Zilog, Inc.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1997  (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                                                                Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.0%
      Automotive -- 1.7%
      Ford Motor Company                                                                            25             $ 1,131
      General Motors Corporation                                                                    25               1,673
                                                                                                                   -------
                                                                                                                     2,804
                                                                                                                   -------
      Banking -- 9.9%
      Banc One Corporation                                                                          70               3,907
      Chase Manhattan Corporation                                                                   64               7,552
      Citicorp                                                                                      20               2,679
      Mellon Bank Corporation                                                                       40               2,190
                                                                                                                   -------
                                                                                                                    16,328
                                                                                                                   -------
      Basic Materials -- 2.6%
      Monsanto Co.                                                                                 108               4,212
                                                                                                                   -------

      Capital Goods -- 4.7%
      Emerson Electric Company                                                                      60               3,458
      General Electric Company                                                                      25               1,702
      Rockwell International Corporation                                                            42               2,643
                                                                                                                   -------
                                                                                                                     7,803
                                                                                                                   -------
      Consumer Cyclicals -- 4.9%
      BJ's Wholesale Club, Inc.                                                                     33                 949(A)
      Mattel, Inc.                                                                                 215               7,122
                                                                                                                   -------
                                                                                                                     8,071
                                                                                                                   -------
      Consumer Staples -- 4.6%
      Avon Products Inc.                                                                            55               3,410
      Fortune Brands,Inc.                                                                           48               1,617
      Kimberly-Clark Corporation                                                                    50               2,447
                                                                                                                   -------
                                                                                                                     7,474
                                                                                                                   -------
      Energy -- 2.6%
      Texaco, Incorporated                                                                          40               2,458
      Western Atlas, Inc.                                                                           20               1,760(A)
                                                                                                                   -------
                                                                                                                     4,218
                                                                                                                   -------
      Entertainment -- 1.5%
      Circus Circus Enterprises, Inc.                                                              100               2,519(A)

      Financial Services -- 2.5%
      Fannie Mae                                                                                    50               2,350
      Travelers Group, Inc.                                                                         26               1,774
                                                                                                                   -------
                                                                                                                     4,124
                                                                                                                   -------

Legg Mason Investors Trust, Inc.



American Leading Companies Trust--Continued

                                                                                                Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 5.3%
      Philip Morris Companies, Inc.                                                                148             $ 6,151
      RJR Nabisco Holdings Corp.                                                                    75               2,578
                                                                                                                   -------
                                                                                                                     8,729
                                                                                                                   -------
      Health Care -- 14.1%
      Amgen Inc.                                                                                   113               5,417(A)
      Bristol-Myers Squibb Company                                                                  53               4,386
      HealthCare COMPARE Corporation                                                                38               2,427(A)
      Merck & Co., Inc.                                                                             40               3,998
      Pfizer, Inc.                                                                                  40               2,402
      Schering-Plough Corporation                                                                   88               4,532
                                                                                                                   -------
                                                                                                                    23,162
                                                                                                                   -------
      Insurance -- 9.9%
      Aetna, Inc.                                                                                   35               2,850
      Conseco Inc.                                                                                 165               8,054
      The PMI Group, Inc.                                                                           93               5,330
                                                                                                                   -------
                                                                                                                    16,234
                                                                                                                   -------
      Media -- 0.9%
      America Online, Inc.                                                                          20               1,509(A)
                                                                                                                   -------


      Technology -- 22.3%
      Cisco Systems, Inc.                                                                           20               1,461(A)
      Compaq Computer Corporation                                                                   40               2,990
      EMC Corporation                                                                              113               6,602
      Intel Corporation                                                                             66               6,093
      International Business Machines Corporation                                                   65               6,886
      KLA-Tencor Corporation                                                                        90               6,081(A)
      Raychem Corporation                                                                           53               4,512
      Western Digital Corporation                                                                   50               2,003(A)
                                                                                                                   -------
                                                                                                                    36,628
                                                                                                                   -------
      Telecommunications -- 1.5%
      MCI Communications Corporation                                                                85               2,497
                                                                                                                   -------

      Transportation -- 2.0%
      Ryder System, Inc.                                                                            92               3,306
                                                                                                                   -------
      Total Common Stocks and Equity Interests  (Identified Cost-- $112,791)                                       149,618
---------------------------------------------------------------------------------------------------------------------------

                                                                                                Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 6.9%
      Lehman Brothers, Inc.
        6.20%, dated 9/30/97, to be repurchased at $11,419 on 10/1/97
        (Collateral: $11,764 Freddie Mac Mortgage-backed securities,
        7%, due 8/1/27, value $11,804)
        (Identified Cost-- $11,417)                                                             $ 11,417          $ 11,417
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 97.9%  (Identified Cost-- $124,208)                                                      161,035
      Other Assets Less Liabilities-- 2.1%                                                                           3,384
                                                                                                                  --------

      Net assets consisting of:
      Accumulated paid-in-capital applicable to:
        9,614 Primary shares outstanding                                                        $117,487
            4 Navigator shares outstanding                                                            50
      Distributions in excess of net investment income                                              (161)
      Undistributed net realized gain on investments                                              10,216
      Unrealized appreciation of investments                                                      36,827
                                                                                                --------

      Net assets--100.0%                                                                                          $164,419
                                                                                                                  ========

      Net asset value per share:
        Primary Class                                                                                              $17.10
                                                                                                                   ======
        Navigator Class                                                                                            $17.18
                                                                                                                   ======
--------------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing

      See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 1997  (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                                                Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 60.0%

      Advertising/Media -- 2.4%
      A.H. Belo Corporation                                                                          7             $   364
      Time Warner, Inc.                                                                              5                 293
                                                                                                                  --------
                                                                                                                       657
                                                                                                                  --------
      Aerospace -- 0.9%
      Lockheed Martin Corporation                                                                    2                 245
                                                                                                                  --------

      Automotive -- 1.8%
      Ford Motor Company                                                                            10                 475
                                                                                                                  --------

      Chemicals -- 2.1%

      Ferro Corporation                                                                              7                 286
      Potash Corporation of Saskatchewan, Inc.                                                       3                 267
                                                                                                                  --------
                                                                                                                       553
                                                                                                                  --------
      Computer Services and Systems -- 2.3%
      First Data Corporation                                                                         9                 346
      Pitney Bowes, Inc.                                                                             3                 266
                                                                                                                  --------
                                                                                                                       612
                                                                                                                  --------
      Construction and Building Materials -- 0.8%
      Martin Marietta Materials, Inc.                                                                6                 216
                                                                                                                  --------

      Electrical Equipment and Electronics -- 2.7%
      Pioneer-Standard Electronics, Inc.                                                            26                 447
      UCARInternational, Inc.                                                                        6                 287(A)
                                                                                                                  --------
                                                                                                                       734
                                                                                                                  --------
      Energy -- 3.4%
      Phillips Petroleum Company                                                                     6                 289
      Southwestern Energy Company                                                                   10                 128
      Triton Energy Ltd.                                                                             7                 311(A)
      YPF Sociedad Anonima ADR                                                                       5                 199
                                                                                                                  --------
                                                                                                                       927
                                                                                                                  --------
      Finance -- 5.5%
      Fannie Mae                                                                                     9                 447
      H&R Block Inc.                                                                                 4                 174
      Salomon, Inc.                                                                                  7                 511
      United Asset Management Corporation                                                            4                 115
      U.S. Trust Corporation                                                                         4                 231
                                                                                                                  --------
                                                                                                                     1,478
                                                                                                                  --------

                                                                                                Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 5.1%
      Archer-Daniels-Midland Company                                                                15              $  364
      McDonald's Corporation                                                                         7                 333
      RJR Nabisco Holdings Corp.                                                                     6                 206
      Universal Foods Corporation                                                                    4                 121
      UST, Inc.                                                                                     11                 336
                                                                                                                  --------
                                                                                                                     1,360
                                                                                                                  --------
      Investment Companies -- 3.7%
      Blackrock North American Government Income Trust, Inc.                                        75                 796
      Korea Fund, Inc.                                                                              17                 202
                                                                                                                  --------
                                                                                                                       998
                                                                                                                  --------
      Manufacturing -- 6.8%
      Fleetwood Enterprises, Inc.                                                                   12                 403
      Kaydon Corporation                                                                            11                 690
      Tyco International Ltd.                                                                        4                 361
      York International Corporation                                                                 8                 371
                                                                                                                  --------
                                                                                                                     1,825
                                                                                                                  --------
      Hospital Management -- 0.8%
      Columbia/HCA HealthCare Corporation                                                            7                 201
                                                                                                                  --------

      Multi-Industry -- 1.5%
      Loews Corporation                                                                              4                 407
                                                                                                                  --------

      Real Estate -- 2.4%
      Chateau Communities, Inc.                                                                     12                 354
      United Dominion Realty Trust, Inc.                                                            19                 293
                                                                                                                  --------
                                                                                                                       647
                                                                                                                  --------
      Retail -- 4.8%
      Federated Department Stores, Inc.                                                              8                 367(A)
      Jostens, Inc.                                                                                 17                 475
      Toys "R" Us, Inc.                                                                             13                 451(A)
                                                                                                                  --------
                                                                                                                     1,293
                                                                                                                  --------
      Savings and Loan -- 1.4%
      Washington Federal, Inc.                                                                      13                 372
                                                                                                                  --------

      Telecommunications -- 2.7%
      AT&T Corporation                                                                               6                 288
      Century Telephone Enterprises, Inc.                                                            7                 308
      Cincinnati Bell, Inc.                                                                          5                 142
                                                                                                                  --------
                                                                                                                       738
                                                                                                                  --------

Legg Mason Investors Trust, Inc.



Balanced Trust--Continued

                                                                Rate       Maturity Date        Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
      Transportation -- 5.9%
      AMR Corporation                                                                                4             $   410(A)
      GATX Corporation                                                                               6                 385
      Kansas City Southern Industries, Inc.                                                         23                 799
                                                                                                                   -------
                                                                                                                     1,594
                                                                                                                   -------
      Utilities -- 3.0%
      NIPSCO Industries, Inc.                                                                        4                 147
      TNP Enterprises, Inc.                                                                         15                 364
      Western Resources, Inc.                                                                        9                 309
                                                                                                                   -------
                                                                                                                       820
                                                                                                                   -------
      Total Common Stocks and Equity Interests  (Identified Cost-- $13,361)                                         16,152
---------------------------------------------------------------------------------------------------------------------------
Preferred Stock -- 0.9%
      Chiquita Brands International, Inc., 3.75%, Series B, Cv  (Identified Cost-- $235)             4                 246
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 5.1%
      Kroger Company                                          8.50%          6/15/03            $  400                 420
      Merrill Lynch & Co., Inc.                               7.05%          4/15/03               425                 428
      Toronto-Dominion Bank                                   7.875%         8/15/04               500                 524
                                                                                                                   -------
      Total Corporate Bonds and Notes  (Identified Cost-- $1,350)                                                    1,372
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 30.8%
      Treasury Notes/Strips -- 12.9%
      United States Treasury Notes                            7.125%         2/29/00               750                 772
      United States Treasury Notes                            6.50%          5/31/01               250                 254
      United States Treasury Notes                            6.25%          6/30/02               200                 202
      United States Treasury Bonds                            0%             8/15/99               600                 539(B)
      United States Treasury Bonds                            0%             5/15/04             1,100                 737(B)
      United States Treasury Bonds                            0%             11/15/04            1,500                 972(B)
                                                                                                                   -------
                                                                                                                     3,476
                                                                                                                   -------
      Medium-term Notes -- 5.9%
      Fannie Mae                                              7.37%          4/1/04                300                 304
      Fannie Mae                                              8.25%          10/12/04              900                 934
      Freddie Mac                                             8.14%          9/29/04               350                 362
                                                                                                                   -------
                                                                                                                     1,600
                                                                                                                   -------
      Mortgage-backed Securities -- 12.0%
      Fannie Mae                                              6%             12/1/25-1/1/27        898                 854
      Freddie Mac                                             6%             3/1/26                 98                  93
      Freddie Mac                                             6.50%          1/1/26-5/1/26         509                 496
      Government National Mortgage Association                8%             4/15/26-11/15/26    1,721               1,779
                                                                                                                   -------
                                                                                                                     3,222
                                                                                                                   -------
      Total U.S. Government Agency Obligations  (Identified Cost-- $8,223)                                           8,298
---------------------------------------------------------------------------------------------------------------------------

                                                                                                Shares/Par           Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 3.9%
      State Street Corporation
        4.25%, dated 9/30/97, to be repurchased at $1,050 on 10/1/97
        (Collateral: $1,071 United States Treasury Notes,
        5.75%, due 12/31/98, value $1,076)
        (Identified Cost-- $1,050)                                                             $ 1,050             $ 1,050
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.7%  (Identified Cost-- $24,219)                                                       27,118
      Other Assets Less Liabilities-- (0.7%)                                                                          (182)
                                                                                                                   -------

      Net assets consisting of:
      Accumulated paid-in-capital applicable to
        2,276 shares outstanding                                                               $23,703
      Undistributed net investment income                                                           90
      Undistributed net realized gain on investments                                               244
      Unrealized appreciation of investments                                                     2,899
                                                                                               -------

      Net assets-- 100.0%                                                                                          $26,936
                                                                                                                   =======
      Net asset value per share                                                                                     $11.83
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing
      (B) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield-to-maturity.

      See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)  (Unaudited)

                                                                                          Six Months Ended 9/30/97
                                                                               --------------------------------------------
                                                                                   American Leading          Balanced
                                                                                    Companies Trust            Trust
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends                                                                         $   933               $  159
      Interest                                                                              281                  286
                                                                                        -------               ------
          Total income                                                                    1,214                  445
                                                                                        -------               ------
Expenses:

      Management fee                                                                        529                   83
      Distribution and service fees                                                         705                   83
      Transfer agent and shareholder servicing expense                                       57                   10
      Custodian fees                                                                         43                   29
      Audit and legal fees                                                                   25                   20
      Reports to shareholders                                                                15                    4
      Registration fees                                                                      12                   13
      Organization expense                                                                    9                    9
      Directors' fees                                                                         3                    3
      Other expenses                                                                          3                    1
                                                                                        -------               ------
                                                                                          1,401                  255
          Less fees waived                                                                  (26)                 (51)
                                                                                        -------               ------
          Total expenses, net of waivers                                                  1,375                  204
                                                                                        -------               ------
      Net Investment Income (Loss)                                                         (161)                 241
                                                                                        -------               ------
Net Realized and Unrealized Gain on Investments:

      Realized gain on investments                                                       10,279                  251
      Change in unrealized appreciation of investments                                   13,359                3,127
                                                                                        -------               ------
      Net Realized and Unrealized Gain on Investments                                    23,638                3,378
---------------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting from Operations                                    $23,477               $3,619
---------------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                     American Leading                   Balanced
                                                                      Companies Trust                     Trust
                                                           ----------------------------------------------------------------
                                                                Six Months         Year        Six Months         Year
                                                                   Ended           Ended          Ended           Ended
                                                                  9/30/97         3/31/97        9/30/97         3/31/97(A)
---------------------------------------------------------------------------------------------------------------------------
                                                                (Unaudited)                    (Unaudited)
Change in Net Assets:

      Net investment income (loss)                                $   (161)       $    42        $   241        $   153

      Net realized gain on investments                              10,279          9,367            251             23

      Change in unrealized appreciation (depreciation)
        of investments                                              13,359          8,419          3,127           (228)
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                23,477         17,828          3,619            (52)
      Distributions to shareholders:
         From net investment income:
           Primary Class                                                --           (137)          (241)           (63)
           Navigator Class                                              --             (1)           N/A            N/A
         From net realized gain on investments:
           Primary Class                                            (4,897)        (2,899)           (30)            --
           Navigator Class                                              (3)            (2)           N/A            N/A
      Change in net assets from Fund share transactions:
           Primary Class                                            40,975         13,928          5,640         18,062
           Navigator Class                                              --             50            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
         Change in net assets                                       59,552         28,767          8,988         17,947

Net Assets:
      Beginning of period                                          104,867         76,100         17,948              1
---------------------------------------------------------------------------------------------------------------------------
      End of period                                               $164,419       $104,867        $26,936        $17,948
---------------------------------------------------------------------------------------------------------------------------
      Under/(over)distributions of net investment income,
        end of period                                               $ (161)          $ --           $ 90         $   90
---------------------------------------------------------------------------------------------------------------------------

      (A) For the period October 1, 1996 (commencement of operations) to March 31, 1997.

      See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.


     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                           Investment Operations                     Distributions From:
                            ----------------------------------------------------   ----------------------

                            Net Asset       Net      Net Realized       Total                     Net                     Net Asset
                             Value,     Investment  and Unrealized       From          Net      Realized                    Value,
                            Beginning     Income    Gain (Loss) on    Investment   Investment   Gain on         Total       End of
                            of Period     (Loss)     Investments      Operations     Income   Investments   Distributions   Period
------------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
  --Primary Class
    Six Months Ended
    Sept. 30, 1997*          $14.74     $(.01)(G)      $3.00            $2.99        $  --       $(.63)        $(.63)      $17.10
    Years Ended Mar. 31,
    1997                      12.23       .01(G)        3.00             3.01         (.02)       (.48)         (.50)       14.74
    1996                      10.18       .07(G)        2.08             2.15         (.10)         --          (.10)       12.23
    1995                       9.69       .12(G)         .48              .60         (.11)         --          (.11)       10.18
    1994(A)                   10.00       .06(G)        (.34)            (.28)        (.03)         --          (.03)        9.69
  --Navigator Class
    Six Months Ended
    Sept. 30, 1997*          $14.71     $ .06(H)       $3.04            $3.10        $  --       $(.63)        $(.63)      $17.18
    Year Ended Mar. 31,
    1997(B)                   13.30       .07(H)        1.94             2.01         (.12)       (.48)         (.60)       14.71

Balanced Trust
    Six Months Ended
    Sept. 30, 1997*          $10.16     $ .11(I)       $1.70            $1.81        $(.12)      $(.02)        $(.14)      $11.83
    Year Ended Mar. 31,
    1997(C)                   10.00       .09(I)         .11              .20         (.04)         --          (.04)       10.16
------------------------------------------------------------------------------------------------------------------------------------


                                                         Ratios/Supplemental Data
                              -------------------------------------------------------------------------
                                                       Net
                                                    Investment                 Average     Net Assets
                                        Expenses   Income (Loss)  Portfolio  Commission      End of
                              Total    to Average   to Average    Turnover      Rate         Period
                              Return   Net Assets   Net Assets      Rate       Paid(F)   (in thousands)
-------------------------------------------------------------------------------------------------------
American Leading Companies
  --Primary Class
    Six Months Ended
    Sept. 30, 1997*          20.62%(D)  1.95%(E,G)  (.23)%(E,G)   77.5%(E)     $.0638       $164,355
    Years Ended Mar. 31,
    1997                     24.73%     1.95%(G)     .05%(G)      55.7%         .0640        104,812
    1996                     21.24%     1.95%(G)     .69%(G)      43.4%            --         76,100
    1995                      6.24%     1.95%(G)    1.21%(G)      30.5%            --         59,985
    1994(A)                  (2.86)%(D) 1.95%(E,G)  1.14%(E,G)    21.0%(E)         --         55,022
  --Navigator Class
    Six Months Ended
    Sept. 30, 1997*          21.42%(D)   .94%(E,H)   .79%(E,H)    77.5%(E)     $.0638       $     64
    Year Ended Mar. 31,
    1997(B)                  15.16%(D)   .86%(E,H)   .98%(E,H)    55.7%(E)      .0640             55

Balanced Trust
    Six Months Ended
    Sept. 30, 1997*          17.88%(D)  1.85%(E,I)  2.18%(E,I)    54.1%(E)     $.0733       $ 26,936
    Year Ended Mar. 31,
    1997(C)                   2.02%(D)  1.85%(E,I)  2.52%(E,I)     5.1%(E)      .0622         17,948
-------------------------------------------------------------------------------------------------------

 (A) For the period September 1, 1993 (commencement of operations) to
     March 31, 1994.
 (B) For the period October 4, 1996 (commencement of operations) to
     March 31, 1997.
 (C) For the period October 1, 1996 (commencement of operations) to
     March 31, 1997.
 (D) Not annualized
 (E) Annualized
 (F) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the commission rate paid on securities purchased and sold by the Fund.
 (G) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, for the years ended March 31, 1995, March 31, 1996, March 31, 1997, and for the six months ended September 30, 1997 would have been 2.28%, 2.12%, 2.20%, 2.06%, and 1.99%, respectively.
 (H) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997 and for the six months ended September 30, 1997 would have been 0.97% for each period, respectively.
 (I) Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to March 31, 1997 and for the six months ended September 30, 1997 would have been 3.03% and 2.31%, respectively.
  *  Unaudited

   See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)  (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:
           The Legg Mason Investors Trust, Inc. ("Trust") consisting of the American Leading Companies Trust ("American Leading Companies") and the Balanced Trust ("Balanced Trust") (each separately referred to as a "Fund" and collectively as the "Funds") is registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.
           American Leading Companies consists of two classes of shares: Primary Class, offered since 1993, and Navigator Class, offered to certain institutional investors since October 4, 1996. The income and expenses of the Fund are allocated proportionately to the two classes of shares except for Rule 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Investment Income and Distributions to Shareholders
           Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.
           Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies, and quarterly for Balanced Trust. Distributions from net capital gains, if available, will be made annually. Additional distributions will be made when necessary.

      Investment Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1997, $2,934 was receivable for securities sold but not yet delivered to American Leading Companies and $359 was payable for securities purchased but not yet received by Balanced Trust.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------

      Deferred Organizational Expenses
           Deferred organizational expenses of $89 for American Leading Companies and $86 for Balanced Trust are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           For the six months ended September 30, 1997 investment transactions (excluding short-term investments) were as follows:

                                          Purchases   Proceeds from Sales
      -------------------------------------------------------------------
      American Leading Companies          $79,559          $50,216
      Balanced Trust                       11,686            5,796

           At September 30, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                      Cost   Appreciation (Depreciation)   Net
      --------------------------------------------------------------------------
      American Leading Companies  $124,208      $38,995     $(2,168)     $36,827
      Balanced Trust                24,219        3,061        (162)       2,899

3. Transactions with Affiliates:
           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Manager provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of 0.75% of each Fund's respective average daily net assets.
           The Manager has agreed to waive its fees and to reimburse each Fund for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of annual rates based on average daily net assets according to the following schedules: for American Leading Companies Primary Class, 1.95% indefinitely; American Leading Companies Navigator Class, 0.95% indefinitely; and for Balanced Trust, 1.85% until July 31, 1998. For the six months ended September 30, 1997 management fees of $26, and $51, respectively, for American Leading Companies (Primary and Navigator Classes combined) and Balanced Trust were waived and $99 and $8 were due to the Manager by American Leading Companies (Primary and Navigator Classes combined) and Balanced Trust, respectively.

           Legg Mason Capital Management, Inc. ("LMCM"), a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies. LMCM is responsible for the actual investment activity of the Fund. The Manager pays LMCM a fee for its services at an annual rate equal to 40% of the fee received by the Manager.
           Bartlett & Co. ("Bartlett"), a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. The Manager pays Bartlett a fee for its services at an annual rate equal to 67% of the fee received by the Manager.
           Legg Mason, as distributor of the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly, from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: American Leading Companies, 0.75% and 0.25%; and Balanced Trust 0.50% and 0.25%, for distribution and service fees, respectively. At September 30, 1997, distribution and service fees due to the distributor were: American Leading Companies, $134; and Balanced Trust, $16.
           No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1997.
           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the six months ended September 30, 1997: American Leading Companies, $14; and Balanced Trust, $3.

4. Line of Credit:
           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1997, the Funds had no borrowings under the line of credit.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

           At September 30, 1997, there were 250,000 and 125,000 shares authorized at $.001 par value for the Primary class of American Leading Companies Trust and Balanced Trust, respectively. At September 30, 1997 there were 250,000 and 125,000 shares authorized at $.001 for the Navigator class of American Leading Companies Trust and Balanced Trust, respectively. Navigator shares of Balanced Trust have not commenced operation. Share transactions were as follows:

                                                                    Reinvestment
                                                    Sold          of Distributions      Repurchased               Net Change
                                             -----------------    ----------------   -----------------        ----------------
                                             Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
------------------------------------------------------------------------------------------------------------------------------
      American Leading Companies
      --Primary Class
        Six Months Ended September 30, 1997   2,798    $46,094       307   $4,829      (603)   $ (9,948)       2,502   $40,975
        Year Ended March 31, 1997             1,720     25,050       210    2,991    (1,042)    (14,113)         888    13,928

      --Navigator Class
        Six Months Ended September 30, 1997      --         --        --       --        --          --           --        --
        Oct. 10, 1996+ to March 31, 1997          4         50        --       --        --          --            4        50

      Balanced Trust
      --Primary Class
        Six Months Ended September 30, 1997     723      7,970        24      264      (237)     (2,594)         510     5,640
        Oct. 1, 1996++ to March 31, 1997      1,973     20,213         6       61      (213)     (2,212)       1,766    18,062

       + Commencement of Navigator shares.
      ++ Commencement of operations.

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